SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 16, 2002
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                 -------                                ----------
         (Commission File Number)             (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                    48126
 --------------------------------------                    -----
(Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------



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                                      -2-

Item 5.  Other Events.
---------------------

     Our news release dated October 16, 2002 concerning third quarter 2002 financial results, together with supplemental third quarter 2002 financial information, filed as Exhibits 20 and 99.1 through 99.4, respectively, to this report, are incorporated by reference herein.

     In addition, our North American and Overseas Production schedule dated October 16, 2002, filed as Exhibit 99.5 to this report, is incorporated by reference herein.

     To view slides summarizing our third quarter 2002 financial results, investors can visit the following web site: http://media.ford.com. Also, investors can access replays of a conference call with news media and security analysts to review our third quarter results that was hosted by Allan Gilmour, Ford's Vice Chairman and Chief Financial Officer, which took place in the morning on October 16, 2002, by visiting one of the following web sites: www.shareholder.ford.com, www.streetevents.com (subscribers only) or http://www.companyboardroom.com.

     Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors; a significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth or other factors; lower-than-anticipated market acceptance of new or existing products; currency or commodity price fluctuations; economic difficulties in South America or Asia; reduced availability of or higher prices for fuel; a market shift from truck sales in the U.S.; lower-than-anticipated residual values for leased vehicles; a credit rating downgrade; labor or other constraints on our ability to restructure our business; increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; work stoppages at key Ford or supplier facilities or other interruptions of supplies; the discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty or litigation costs; insufficient credit loss reserves; and our inability to implement the Revitalization Plan.

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                                      -3-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation             Description                       Method of Filing
-----------             -----------                       ----------------

Exhibit 20             News Release dated
                       October 16, 2002                   Filed with this Report

Exhibit 99.1           Selected Consolidated Detail       Filed with this Report

Exhibit 99.2           Vehicle Unit Sales Detail          Filed with this Report

Exhibit 99.3           Automotive Geographic and          Filed with this Report
                       Cost of Sales Detail

Exhibit 99.4           Third Quarter 2002 Data            Filed with this Report
                       Sheet

Exhibit 99.5           North American and                 Filed with this Report
                       Overseas Production
                       schedule dated October 16, 2002






                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                              FORD MOTOR COMPANY
                                              --------------------------------
                                              (Registrant)


Date:  October 16, 2002                       By: /s/Kathryn S. Lamping
                                              --------------------------------
                                                  Kathryn S. Lamping
                                                  Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------

Designation                Description
-----------                -----------

Exhibit 20                 News Release dated
                           October 16, 2002

Exhibit 99.1               Selected Consolidated Detail

Exhibit 99.2               Vehicle Unit Sales Detail

Exhibit 99.3               Automotive Geographic and
                           Cost of Sales Detail

Exhibit 99.4               Third Quarter 2002 Data
                           Sheet

Exhibit 99.5               North American and
                           Overseas Production
                           Schedule dated October 16, 2002